E-113
Exhibit No. 8
IBF VI - Participating Income Corporation
Form SB-2, Amend. No. 2
File No. 333-71091

                         PROMISSORY NOTE


$6,000,000.00                              Nassau, New Providence Island
                                           Commonwealth of the Bahamas
                                           March 17, 1999

     WITNESSETH, FOR VALUE RECEIVED, the undersigned, Cat Island Ventures, Ltd. acting by and through its Shareholders, Anguilla Beach Development Company Limited and CIV Holdings, Ltd. (the "Borrowers"), promise to pay to IBF/Bahamas Limited (the "Lender") or ORDER, the principal sum of U.S. SIX MILLION DOLLARS (U.S. $6,000,000.00), or so much thereof as may be advanced by Lender to the undersigned pursuant to the terms of a Loan
Agreement of even date herewith between Lender and the undersigned (the "Loan Agreement"), lawful money of the United States of America, with interest from this date, on the principal sum advanced and outstanding from time to time, at a rate per annum equal to twelve percent (12%). The said principal and all accrued interest shall be payable in full at the office of Lender, or at such other place as the holder may, from time to time, designate in writing TWO (2) YEARS after the date hereof, (which if not then paid accrues interest at the accrual rate of the highest annual rate allowed under the law governing the note.) provided that interest only, on the principal sums advanced and outstanding, shall be due and payable on the first
(1st) day of each month hereafter commencing on April 1, 1999.

     Borrowers shall have the option to extend the due date for one (1) additional year on the terms set forth in the Loan
Agreement.

     AND IT IS HEREBY EXPRESSLY AGREED that the entire principal sum from time to time outstanding hereunder and all accrued and unpaid interest thereon shall become due and payable, at the option of Lender, (i) after default for ten (10) days in the payment of any sum due hereunder, or (ii) after default in the performance of any covenant or agreement contained in the Loan Agreement, or in the security instruments therein referred to, which shall not have been remedies within twenty (20) days after written notice thereof shall have been given by Lender.

     This Note may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any change, waiver, modification, or discharge is sought.
In case recourse to the courts by the holder of this Note becomes necessary in order to collect the whole or any unpaid part thereof together with all accrued interest thereon, the undersigned agrees to pay any and all court expenses, disbursements, and reasonable attorney's fees which may be incurred. Further, Mortgagee is authorized as Mortgagor's attorney in fact to confess judgment in favor of Mortgagee in any action brought to enforce the terms hereof.

     Presentment, protest, demand, and notice of non-payment are hereby waived.

     This Note is being issued pursuant to the Loan Agreement, and is secured by the security instruments therein referred to, and is subject to all of the terms and conditions of the said Loan Agreement and security instruments as if the same were herein set forth at length, and any default by the

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
undersigned
under any of the said instruments shall constitute a default under this Note, except as set forth to the contrary herein or in the said Loan Agreement.

ANGUILLA BEACH DEVELOPMENT    CIV HOLDINGS, LTD., a Bahamian
COMPANY LIMITED, a Baharnian       Corporporation,
Corporation

By:                           By:
President                     President

Attest:                            Attest:
          Secretary                     Secretary

CAT ISLAND VENTURES, LTD

BY:
President

Attest:
          Secretary

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
                         LOAN AGREEMENT

This Loan Agreement (the "Agreement") is made as of the 17th day of March, 1999, by and between Cat Island Ventures, Ltd., a Bahamian corporation, Anguilla Beach Development Company Limited, a Bahamian corporation, and CIV Holdings, Ltd., a Bahamian corporation (all. herein the "Borrowers") and IBF/Bahamas Limited, a Bahamian corporation, which is an affiliate entity of InterBank Funding Corporation (collectively herein "Lender").

This Agreement is to acknowledge that all of the terms of a certain loan in the amount of $6,000,000 from Lender to the Borrowers hereto are incorporated in the following documents and all of these said terms in these documents shall survive the closing and recordation of any Indenture of Mortgage/regarding said loan: (1) a promissory note in the principal amount of $6,000,000 dated 3/17, 1999, which is attached hereto as Exhibit A; (2) a loan commitment letter dated February 25, 1999 from InterBank, Funding Corporation to Mr. Ervin Knowles, Anguilla Beach Development Co., Ltd., which is attached hereto as, Exhibit B; and (3) the Heads of Agreement dated February 25, 1999 which is attached hereto as Exhibit C.

It is further understood and agreed that VANDAN Enterprises, LLC, a New York limited liability company described in the Heads of Agreement incorporated herein as Exhibit C has assigned any and all rights and/or obligations under said Heads of Agreement to CIV Holdings, Ltd., a Bahamian corporation.

Cat  Island  Ventures,  Ltd., a  Bahamian         Anguilla  Beach
Development Company
Corporation                           Limited,     a     Bahamian
corporation



By:                           By:

CIV Holding, Ltd., a Bahamian corporation    IBF/Bahamas Limited,
a Bahamian
                              corporation

By:                           By:

InterBank Funding Corporation           VANDAN Enterprises, LLC


By:                           By:

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

                        LIMITED GUARANTY


      GUARANTY,  dated  February 26th 1999 (this  "Guaranty",  by
Ervin  Knowles and Brendan Sullivan having an address at  Shirley
Street   Nassau,  Bahamas  (the  "Guarantors"),   in   favor   of
IBF/Bahamas, Limited (the "Lender").

                         R E C I T A L S

     WHEREAS,  Lender  has  agreed  to  advance  to  Cat   Island
Ventures,  Limited,   ("Borrower") the sum total  of   $6,000,000
(the  "Loan")  pursuant to a Loan Agreement, Note,  and  Mortgage
(the "Obligations");

     WHEREAS, Guarantors are principals of Borrower; and

     WHEREAS  as  a  condition to making  the  Loan,  Lender  has
required  that  Guarantors  execute  and  deliver  this   Limited
Guaranty with respect to the Obligations.

     NOW,  THEREFORE,  in  consideration  of  the  promises   and
covenants contained herein after and for good and valuable consideration received Guarantors, jointly and severally, hereby agree as follows:

     1. Guaranty. Guarantors hereby unconditionally agree to be personally liable to pay the following:

          (a) all losses, damages, costs, and expenses including attorneys' fees and expense incurred by Lender as a result of:

          (i)  fraud:
          (ii) material misrepresentation:
          (iii) misapplicaton or misappropriation of funds which come into the possession of Borrower:
          (iv) intentional or material waste to the Property:
          (v)  the breach of the provisions regarding transfers of the
               Property: and
          (vi) the breach of the provisions regarding no additional liens.

     2. Waiver. Guarantors hereby waive, promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and this Guaranty and other requirements that the Lender exhaust any right or take any action against Borrower or any other person, entity or collateral. Guarantors also hereby waive any claim, right, or remedy which they may now have or hereafter acquire against Borrower that arises hereunder or from the performance of Borrower under the Obligations, including, without limitation, any claim, remedy or right of subrogation reimbursement exoneration, indemnification, or participation in any claim, right, or remedy of Lender against Borrower or any security which Lender now has or hereafter acquires, whether or not such claim, right, or remedy arises in equity, under contract, by statute, under common law, or otherwise. Guarantors further agree that their obligations under this Guaranty shall not be subject to any counterclaims, offsets, or defenses of Borrower of any kind which may arise in the future.

     3. Continuing Guaranty: Termination. Guarantors agree that this Guaranty is a continuing guaranty and shall remain in full  force  and  effect  until the payment  and  performance  or satisfaction in full of the Obligations. This Guaranty shall terminate and be of no further force or effect at such time as the Obligations shall be paid and performed in full or otherwise satisfied. Upon such termination, Lender shall deliver to Guarantors such documents as Guarantors may reasonably request to evidence such termination.

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
     4. Expenses. Guarantors agree to pay all costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) paid or incurred by Lender in connection with the enforcement or protection of the right of Lender under this Guaranty.

     5. No Waiver. No failure or delay on the part of Lender in exercising any right, power, or privilege hereunder and no course of dealing between Guarantors and Lender shall operate as a waiver thereof, nor give rise to any estoppel against Lender, nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

     6. Benefit of Guaranty. This Guaranty shall be binding upon and inure to the benefit of the assigns of Lender.

     7,    Governing  Law, This Guaranty shall  be  construed  in
accordance with and be governed by the substantive laws of the Commonwealth of the Bahamas, without giving effect to any provisions regarding, conflict of laws thereunder.

     8. Descriptive Headings. The captions in this guaranty are for convenience of reference only and shall not define or limit the provisions hereof.

     IN WITNESS WHEREOF, Guarantors have executed and delivered this guaranty as of the date first above written.


                                   Ervin Knowls




                                   Brenden Sullivan

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
COMMONWEALTH OF THE BAHAMAS
New Providence

      THIS  INDENTURE OF MORTGAGE is made on the date set out  in
Item 1 of the Schedule hereto BETWEEN ANGUILLA BEACH DEVELOPMENT COMPANY LIMITED a company incorporated in accordance with the Laws of The Bahamas whose Registered Office is located a Samuel
H. Evan House, Shirley & Christie Streets, Nassau, the Bahamas (hereinafter called "the Surety") of the one part AND CAT ISLAND VENTURES LTD. also a company incorporated in accordance with the Laws of the Bahamas whose Registered Office is located at Samuel
H. Evans House, Shirley & Christie Streets, Nassau, The Bahamas (hereinafter called "the Borrower ") of the second part AND IBF/Bahamas Limited a company incorporated in accordance the Laws of The Bahamas whose Registered Office is located at Samuel H. Evans House, Shirley & Christie Streets, Nassau, The Bahamas (hereinafter called "the Lender") of the Third part.

WHEREAS:

     (A) The Surety is seised in fee simple in possession of the hereditaments (hereinafter referred to as "the said hereditaments") described in the Schedule hereto subject to the restrictions and encumbrances noted but otherwise free from encumbrances.

      (B) The Lender has agreed with the Borrower to lend to the Borrower up the principal sum of U.S. 6 Million (hereinafter referred to as "the Principal Sum") upon having the repayments thereof with interest thereon at the rate hereinafter mentioned secured in the manner hereinafter appearing

NOW THIS INDENTURE WITNESSETH as follows:

1. In pursuance of the said agreement and in consideration of the Principal Sum now paid by the Lender to the Borrower (the receipt whereof the Borrower hereby acknowledges) the Borrower and the Surety hereby covenants with the Lender to pay to them on
the  day of              , A.D.199          or on such later date
as may be agreed between the parties the Principal Sum with interest thereon in the meantime at 12 percent (12%) per annum and compliance with further terms set forth in a certain loan
agreement  dated   day  of          A.D.,  19    ,  between   AND
AND thereafter so long as any principal money shall remain owing under this security to pay to the Lender interest thereon at the same rate.

2.     In  further  pursuance  of  the  said  agreement  and   in
consideration of the premises the Surety AS BENEFICIAL OWNER:

      (1) Hereby grants and conveys unto the Lender ALL the said hereditaments TOGETHER WITH the appurtenances thereunto belonging AND TOGETHER WITH ALL easements rights and privileges (if any) appurtenant thereto TO HOLD the same unto and to the use of the Lender and its assigns in fee simple subject to the Restrictive covenants and other incumbrances (if any) hereto and to the proviso for redemption hereinafter contained; PROVIDED that the Borrower shall pay to the Lender the Principal Sum and interest thereon in accordance in all respects with the terms hereof the Lender at any time thereafter at the request and cost of the Borrower will reconvey the said hereditaments to the Surety or as the Surety shall direct.

3. The Borrower and the Surety hereby convents with the Lender as follows: -

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
      (1) During the continuance of this security to observe and perform all restrictive and other covenants all building regulations and all restrictions conditions and stipulations (if any) for the time being affecting the said hereditaments or the mode of user or enjoyment of the same or any part thereof and to indemnify the Lender against all actions cost claims and demands arising out of the breach or non-observance thereof or any or them during the continuance of this security.

      (2) At all times during the continuance of .this security duly and regularly to pay all taxes, rates, assessment and outgoing now or hereafter to become due and payable in respect of the said hereditaments, and to produce on demand all receipt and vouchers in proof of such payment and that if the Borrower and the Surety shall make default in any of the above matters the Lender may at any time pay all or any such taxes assessments, and outgoings and impositions and that its, disbursements and expenses in so doing shall be repaid to it by the Borrower on demand and until so repaid shall be added to the Principal moneys hereby secured and bear interest accordingly.

     (3) At all times during the continuance of this security to keep all buildings being upon or forming part of the said hereditaments and all fittings drains gates walls fences lawns gardens and things on the said hereditaments including all fixtures and additions thereto in good and substantial repair and condition to the satisfaction of the Lender and to do all things necessary and proper for keeping up the value of the said hereditaments in order that the security hereby given may not be depreciated or lessened in value, and the Lender shall be entitled by its officers or agents with or without workmen or servants at all reasonable times to enter the said hereditaments or any part thereof and to view search and see the state and conditions thereof and the conditions and order of the said buildings fittings drains gates walls fences lawns gardens and things with, full and free rights of ingress egress and regress for such purpose and of all decays defect and wants of reparation and amendment found upon such inspection to give or leave notice in writing to or with the Borrower and thereupon the Borrower will faithfully make good repair and supply according to any notice given hereunder.

     (4) At all times during the continuance of this security to keep the buildings for the time being comprised in or subject this security insured against loss or damages by fire hurricane storm tempest flood and such other risks as the Lender may from time to time stipulate to the full insurable value thereof with some insurance office or underwriters approved of by the Lender and duly and punctually to pay all premiums and other payments required for effecting and keeping up such insurance as and when the same shall become due and deliver to the Lender the policy or policies of such insurance with the Lender's standard mortgage clause annexed thereto and the receipt for each such payment.

     (5) That all monies received by the Surety under any insurance on the building for the time being comprised in or subject to this security and on the Chattels effecting or maintained under the foregoing covenant shall if the Lender so requires be applied in making good the loss or damage in respect of which the monies shall have been received or be paid to the Lender and be applied by them toward the discharge of the monies for the time being owing hereunder and the Borrower and the Surety HEREBY IRREVOCABLY APPOINTS the Lender to be his Attorney to ask demand sue for recover and receive and give valid discharge for all monies which may become payable to the Borrower under any such policy or policies of insurance with full power to adjust compromise and submit to Arbitration and give receipts and acquittances for and compound all or any claims under every such policy.

     (6) To protect the title to the said hereditaments and all buildings and structure thereon and every part thereof against loss from whatever cause including any legal proceedings and any encroachments or the attempted acquisition or any easements and to notify in writing the Lender of any

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
threat  of  any  such
proceedings encroachments or attempted acquisition of easements upon or over the said hereditaments or any part therof or any building or structure thereon.

     (7) Not at any time during the continuance of this security make or cause to be made any alteration in the structure of the buildings which are now or may hereafter be erected on the said hereditaments without the prior consent in writing of the Lender.

     (8) Not to sell lease or part with possession of the said hereditaments or any part thereof without the prior written consent of the Lender.

     (9) Not to mortgage or allow to be charged with the payment of any moneys the said hereditaments or any part thereof except in favor of the Lender without the consent in writing first obtained of the Lender which consent may not be arbitrarily withheld and in the event that such consent may not be arbitrarily withheld and in te event that such consent in writing shall be so obtained any such mortgage or charge shall therein or in each of them as the case may be declared to be subordinate to the advance or release of moneys made under the terms of these presents.

     (10) On demand to repay to the Lender all costs charges and expenses including any reasonable Attorney's fees incurred hereunder by the Lender in relation to the preparation stamping perfecting and discharge of the security and for collecting the Principal Sum and interest or other payment due to the Lender and until so repaid such cost charges and expenses shall be charged upon the said hereditaments and shall be added to the mortgage debt and bear interest at the same rate which interest shall be payable for the time being under on the Principal Sum computed for the time or respective times of paying or advancing the same.

4. PROVIDED ALWAYS AND IT IS HEREBY EXPRESSLY AGREED AND DECLARED as follows:

     (1) (a) The Lender may from time to time after giving to the Borrower and the Surety at least three (3) of months previous notice in writing of its intention so to do vary the rate of interest which is then being commonly charged by the Lender may consider to be of the same character as the said hereditaments and the decision of the Lender thereon shall be final and conclusive.

           (b) Upon being served with a notice of Borrower's increase of interest the Borrower and the Surety upon giving to the Lender not less than Twenty one (21) days notice in writing of his wish and intention to do so, may repay the mortgage debt on the date of taking effect of the notice of increase without bonus or prepayment charge.

      (2) It shall be lawful for but not an obligation on the Lender to advance and pay all sums of money necessary for the purpose of keeping up any insurance on the building which are now or may hereafter be erected on the said hereditaments or for remedying any breach or breaches of covenant or obligation statutory or otherwise imposed on the Borrower and the Surety or implied by law under the provisions of this Mortgage and all monies so paid and also all costs and expenses incurred by the Lender in relation to any inspection and notice or the repairs or amendments hereinbefore mentioned shall be repayable on demand and shall bear interest at the same rate or rates at which interest shall be payable for the time being hereunder on the Principal Sum computed from time to time or respective times of paying or advancing the same.

     (3) That no neglect or omission on the part of the Lender to take advantage of or enforce any right or remedy arising out of any breach non observance or nonperformance of any covenant or

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
condition herein contained or implied shall be deemed to be or operate as a general wavier of such covenant or condition herein contained or implied shall be deemed to be or operate as a general wavier of such covenant or condition or prejudice the right of the Lender in effecting or taking advantage thereof whether original or recurring.

     (4) The taking of a judgement or judgements on any covenant or covenants herein contained shall not operate as a merger of the said covenant or covenants or affect the Lender's interest at the rate and times herein set forth.

     (5) Any notice to be served on the Borrower under or for the purpose of any of the provisions of this Mortgage or the law relating thereto shall be served by leaving the same upon the said hereditaments or by sending the same by post addressed to the Borrower at his address given herein or at any later address which he may give in writing to the Lender and every notice sent by post shall be deemed to be served on the Fifth day after the day on which the letter envelope or wrapper containing the same was posted.

     (6) Subject as hereinafter provided if any installment of principal and interest payable hereunder shall not be paid within Fourteen (14) days of the due date (whether formally demanded or not) then without prejudice to such other rights and remedies accruing to the Lender hereunder consequent on such default such installment so in arrears shall itself thenceforth bear interest at the prevailing rate computed from the date upon which the same shall have become payable to the date upon which such monies are in fact paid AND in relation to overdue interest the same may at the sole discretion of the Lender at any time be capitalized and added for all purposes to the Principal Sum and bear interest accordingly until actually paid AND FURTHER al1 overdue interest whether capitalized or not together with all it overdue principal moneys and the interest thenceforth accruing thereon shall be secured in the same manner as the Principal Sum and all covenants and provisions contained in these presents and all powers and remedies conferred by law or by these presents and all rules of law or equity in relation to the Principal Sum and the interest thereon shall equally apply to such overdue installments (whether the interest then due is capitalized or not) and to the interest thenceforth accruing thereon which shall itself become interest bearing and subject to capitalization at any time in the sole discretion of the Lender PROVIDED NEVERTHELESS that all interest payable under this sub-clause or under any other clause in this Mortgage shall not directly or indirectly exceed the Maximum rate of interest which may be lawfully charged Under the provisions of the Rate of Interest Act, of the said Commonwealth of under any other Act of the Legislature.

     (7) The full amount of principal and all interest and arrears of interest hereunder shall Forthwith become due and payable and all of a mortgagee's powers of sale, foreclosure, action, possession and of appointing a Receiver (and any other powers and remedies of a mortgage) shall forthwith be or become available to the Lender to recover the same and all expenses incurred or to be incurred by the Lender in enforcing its security hereunder in the event of any of the following contingencies coming to pass:

     (a) If two (2) or more of the monthly installments herein provided for shall be in arrears and unpaid (whether lawfully demanded or not).

     (b) If the Borrower shall be struck off the Register of Companies or shall enter into liquidation (other than a voluntary liquidation solely for the purpose of amalgamation or reconstruction) or a Receiver is appointed for debenture holders or debenture stockholders of the Borrower.

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
     (c) If the Borrower shall have any distress or Execution levied against any property of the Borrower and the same is not paid out within Seven (7) days.

     (d) If there has been a breach of some provisions herein contained or implied and on the part of the Borrower to be observed or performed (other than the Covenant for the payment of the Principal Sum and interest aforesaid) in respect of which written notice has been given to the Borrower requiring him to remedy such breach and which notice has not be complied with by him within Thirty (30) days after service thereof.

     (e) If foreclosure proceedings under any encumbrance or charge in respect of the said hereditaments or any sale in connection therewith shall be instituted.

     (f) If the Surety shall make any disposition or otherwise attempt to deal with the equity of redemption in the said hereditaments or any part thereof without the written consent of the Lender.

     (g) If a judgment against the Borrower or the Surety entered in the Supreme Court of the said Commonwealth and the relevant writ of summons is not marked settled within Twenty one
(21) days of such entry.

     (8) In the event of the appointment of a Receiver by the Lender hereunder such Receiver shall have in addition to all other powers to make allowances to and arrangements with present and future tenants and occupiers of the said hereditaments or other persons by whom rents may be payable and after applying all moneys received by him in all necessary outgoings will pay the residue (if any) of such moneys to the Lender to be applied by it in discharge reduction of the moneys hereby secured.

     (9) The Mortgage may be redeemed at any time during the term hereof upon the payment of all principle and interest thereon.
      (10) Where the Borrower and the Surety desire to seek premature redemption of this Mortgage, the said Borrower and the Surety shall:

      (a) Give not less than Thirty (30) days' written notice of the Borrower's intention to redeem expiring the last day of any month.

     (b) Pay to the Lender the mortgage debt.

      (c) In addition pay to the Lender a sum equal to Three  (3)
months' interest on the mortgage debt outstanding on the date of redemption by way of consideration for the Lender allowing the premature redemption of this Mortgage.

      (11) The Borrower and the Surety hereby attorns and becomes tenant at will to the Lender of the said hereditaments at a perppercorn rent during the continuance of this security but nothing in this clause contained shall prevent the Lender from at any time entering on and taking possession of the said hereditaments and so determining the tenancy created but neither the tenancy hereby created not the receipt of the said rent shall render the Lender liable as a mortgage in possession.

      (12)   Sections 19 and 22 of The Conveyancing  and  Law  of
Property Act shall not apply to these presents.

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      (13)  During  the continuance of this security  the  Surety shall not without the prior consent in writing of the Lender grant or agree to grant any lease or tenancy of the said hereditaments or any part thereof or accept or agree to accept a surrender of any lease or tenancy thereof.

     (14) If the Lender shall enter into possession of the said hereditaments or any part thereof as mortgage it may from to time and in its sole discretion relinquish possession to the Borrower and thereafter shall not be liable to account as mortgagee in possess ion PROVIDED THAT notice of such fact is within Seven (7) days after its happening served on the Borrower.

      (15) The powers herein contained are in addition to and without prejudice to and not in substitution for all other powers and remedies vested in the Lender by Statue of Common Law for recovering or enforcing payment of the monies hereby secured.

      (16) The Borrower and the Surety (if a company) shall keep at its Registered Office a Register wherein shall be entered the name of the Lender as the holder of the Mortgage hereby created.

     (17) The Borrower and the Surety hereby irrevocably appoints the Investment manager for the time being of the Lender to be the Attorney of the Borrower for the Borrower and in his name and on his behalf and as his act and deed to executed and complete any assurance agreement act or action which may be required or deemed proper for any of the purpose of those presents.

      (18) In the event that any change in any application law or regulation or in the interpretation thereof by any governmental or international authority shall make it unlawful for the Lender to maintain or give affect to its obligations hereunder the Borrower shall forthwith repay to the Lender the principal amounts hereby secured with all accrued interest thereon.

      (19) In the event of any compulsory acquisition of the said hereditaments or any part thereof the Lender shall without thereby becoming liable as a mortgagee in possession be entitled to receive and give a good receipt for any moneys or other valuable consideration paid or given in respect of such compulsory acquisition and shall be at liberty in the absence of agreement to the contrary to pay or apply the same in the like manner as it might pay or apply the proceeds of any sale effected by the Lender under and by virtue of any power of sale whether statutory or otherwise.

      (20)  This  Mortgage  is  the  valid  and  legally  binding
obligation  of  the  Borrower  and  the  Surety  enforceable   in
accordance with the terms hereof the making and performance of which has been duly authorized by all necessary action corporate or otherwise and will not violate or constitute a default under any law or requirement or restriction imposed by any judicial arbitral or governmental instrumentality any agreement or instrument to which the Borrower and the Surety are parties or by which their properties , may be bound or affected.

      (21) None of the terms conditions or provisions of this Mortgage may be amended varied altered or otherwise modified unless such amendment variation alteration or modification is in writing and duly signed by all parties hereto.

     (22) The Lender may at any time transfer the benefit of this Mortgage to anyone and in such case the redemption money at the date of the transfer shall deemed to be the principal money then owing and shall bear interest at the rate mentioned herein from the date of the transfer and the transferee shall have the benefit of all the covenants by the Borrower and the provisions herein contained and may at

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anytime  thereafter  exercise  all
rights  and remedies of the mortgagee for securing the  Principal
Sum and interest.

      (23) This Mortgage shall be a security not only for the moneys intended to be hereby secured but also for any other moneys that now or may hereafter become due to the Lender for the Borrower whether by way of further advances or on any other account whatsoever.

     (24) It is a condition to the granting of this Loan that the Lender accepts or incurs no liability to the Borrower or the Surety his successors in title or an other Person or persons whomsoever for any title defects, encumbrances or the like which may now or hereafter exist over upon or in respect of the said hereditaments and the Borrower hereby covenants with the Lender that the Borrower shall save and keep harmless and indemnify the Lender from and against all actions suits claims and demands whatsoever in respect of such title defects encumbrances or the like.

      (25) The Lender shall not be answerable for any involuntary loss happening in or about the exercise or execution of any power conferred on the Lender by these presents or by Statute or of any trust connected therewith.

      (26) All agreements entered into between the Borrower and the Lender prior to the date hereof shall survive the execution of this Mortgage and shall not Merge therein unless expressly so provided.

      (27) The Borrower will at any time at the request of the Lender but at the cost of the Borrower execute or obtain the execution of any other or further mortgage change or other document which the Lender or its Attorneys may in their discretion think requisite or the security intended to be given hereby and the Borrower will pay all costs charges and expenses incurred or to be incurred by the Lender in respect hereof including all costs charges and expenses which may be incurred or sustained in obtaining payment of any moneys intended to be hereby secured or in perfecting or enforcing this Mortgage or such other or further mortgage charge or other documents as aforesaid and the Borrower agrees that all such costs and expenses may be added to this security and bear interest accordingly.

     (28) If any applicable law is interpreted by or governmental agency charged with the interpretation thereof or is changed and the effect of such interpretation or change is to cause any reserve or special requirement against liabilities of or loans by or other assets of the Lender to be imposed modified or deemed applicable and the result is to increase the cost to the Lender hereunder the Borrower shall pay the Lender on demand the additional amounts to compensate the Lender for such increased cost.

      (29) In the event that the laws of the said Commonwealth shall require that any payment of any amount due under this Mortgage shall he subject to a deduction resulting form the imposition of taxes levies impost duties withholding or other charges or whatsoever nature the Borrower shall pay to the Lender to receive a net amount (after deduction of all income franchise and similar taxes of all jurisdiction attributable to such additional payment) equal to the full amount which would have been received by the Lender had no such deduction been made along with receipts evidencing such deduction or withholding.

5.   In this Mortgage where the context so admits the expressions
"the Lender" and "the Borrower" include persons deriving title tinder the Lender and the Borrower respectively, and

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
     (a)  The singular includes the plural, and vice versa;
     (b) The masculine includes the feminine and the neuter, and vice versa;
     (c)  Person" includes a corporation;
     (d)  "Item" means an Item in the Schedule hereto;
     (e) "the Principal Sum" means the principal sum hereby advanced and secured and set out in Item 3 of the Schedule hereto and the balance of the same remaining owing from time to time;
     (f) "the mortgage debt" includes the Principal Sum and all interest and other monies added thereto under the provisions of this Mortgage;
     (g) Where there are two or more persons included in the expression "the Borrower" covenants expressed to be made by the Borrower shall be deemed to be made by such persons jointly and severally.

6. This Mortgage shall take effect and shall be constructed and interpreted in all respects according to the laws of the said
Commonwealth.

7. The clause titles inserted in the margins hereof are for convenience only and shall not affect the construction of this Mortgage.

THE SCHEDULE HEREINBEFORE REFERRED TO

Item 1.        DATE OF MORTGAGE:        day of         , A.D.,
1999

Item 2.        MORTGAGE PERIOD:    The period of two years from
the date set out in Item 1.
                              Provided that the Borrower shall
                         have the option to
                              extend the terms for a third year
                         with the approval of the
                              Lender which shall not be
                         unreasonable withheld.

Item 3.        THE HEREDITAMENTS HEREINBEFORE REFERRRED TO AS
          "the said hereditaments".

THE SCHEDULED HEREINBEFORE REFERRED TO

ALL THAT tract of land containing One thousand Four hundred and Seven and Twelve hundredths (1.407.12) acres froming a part of a tract of land known as "Anguilla Estate" situate in the vicinity of the Settlement of Arthur's Town in the Island of Cast Island one of the Bahama Islands which ssaid tract of land has such position shape marks boundaries and dimensions as are shown on the diagram or plan hereto attached and is delineated on the part of the said diagram or plan which is coloured Pink

                  IN WITNESS WHEREOF the Surety(s) has caused
               its Common Seal to
                  be hereunto affixed the day and year first
               hereinbefore written



____________________________________
The Common Seal of Angilla Beach Development, Ltd was affixed hereto by Ervin Knowles the President of the said Company and the said Ervin Knowles subscribed his signature hereto in the presence of:

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

_____________________________________

                    IN WITNESS WHEREOF the Borrower(s) has caused
               its Common
                    Seal to be hereunto affixed the day and year
               first hereinbefore written



                    _____________________________________


The Common Seal of Cat Island Ventures Ltd. was affixed hereto by
Brenden Sullivan the President of the said Company and the said
Brenden Sullivan subscribed his signature hereto in the presence of :



______________________________________

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